Archer To Acquire Los Angeles Airport As Strategic Air Taxi Network Hub and AI Testbed Archer Announces Third Quarter Results, Highlighting Additional $650M in Fundraising, Recent Record Flight Test Milestones, Closing of Lilium Patent Portfolio Acquisition & Continued Strong Global Demand Image depicts Archer’s development plans for Hawthorne Airport. ● Signed definitive agreements to acquire control of one-of-a-kind aviation asset in LA, Hawthorne Airport, for $126M* in cash. The airport is located in the heart of the City, less than three miles from LAX, and the closest airport to some of the city’s biggest destinations — SoFi Stadium, The Forum, Intuit Dome, and Downtown LA. ● Archer plans for the airport to serve as its operational hub for its planned LA air taxi network and, as a test bed for the AI-powered aviation technologies it is developing and plans to deploy with its airline and technology partners. United Airlines’ Chief Financial Officer, Michael Leskinen, remarked, “Archer’s trajectory validates our conviction that eVTOLs are part of the next generation of air traffic technology that will fundamentally reshape aviation.Their vision for an AI-enabled operations platform isn't just about eVTOLs, it's also about leveraging cutting-edge technology to better enable moving people safely and efficiently in our most congested airspaces. Through United’s investment arm, United Airlines Ventures, we're investing in companies like Archer that pioneer technologies that will define and support aviation infrastructure for decades to come.” ● Raised $650M of new equity capital, reinforcing Archer’s sector-leading balance sheet taking its total liquidity to now over $2B.

● Showcased several key performance milestones with its Midnight aircraft– including flights surpassing 50 miles in range and 10,000 feet of altitude. ● Closed acquisition of Lilium patent portfolio, expanding Archer’s global portfolio to over 1,000 assets, giving it one of the most robust portfolios in the industry. ● Deployed aircraft in the UAE for test and demonstration flights and strengthened its international reach through marquee partnership announcements with Korean Air, as well as Japan Airlines’ and Sumitomo’s joint venture, Soracle, in Tokyo & Osaka. LOS ANGELES, CA, November 6, 2025 - Archer Aviation Inc. (“Archer” or the “Company”) (NYSE: ACHR) today announced operating and financial results for the third quarter ended September 30, 2025. The Company issued a shareholder letter discussing those results, as well as its fourth quarter 2025 estimates. Commenting on third quarter 2025 results, Adam Goldstein, Archer’s founder and CEO said: “The era of advanced aviation has arrived—not as a distant vision, but as a tangible reality. At Archer, we are not waiting for the future; we are building it. The time to seize this transformative opportunity is now.” Live Webcast Details Archer will host a live webcast to discuss its results at 2:00 p.m. Pacific Time today. The live webcast and replay is accessible via Archer’s investor relations website at investors.archer.com or conference call by dialing 646-844- 6383 (domestic) or +1 833-470-1428 (international) and entering the access code 726657. Moelis & Company LLC acted as lead placement agent and Cantor Fitzgerald & Co. acted as joint placement agent to Archer on today’s capital raise. Moelis & Company LLC also acted as financial advisor on the Hawthorne Airport acquisition transaction. Recent Highlights Acquisition Of Hawthorne Airport As Strategic Hub for Archer’s Planned LA Air Taxi Network and Testbed For AI-Powered Technologies Under Development Archer has signed a series of definitive agreements to acquire control of a one-of-a-kind Los Angeles asset, Hawthorne Airport for $126M* in cash. The airport is located in the heart of L.A., sits on an 80-acre site and includes approximately 190,000 square feet of terminal, office and hangar facilities. The historic Hawthorne Airport was built in the 1920s and once helped shape Southern California's aerospace legacy and is also known as Jack Northrop Field. It is strategically located less than three miles from LAX, and is the closest airport to some of the city’s biggest attractions — SoFi Stadium, The Forum, Intuit Dome, and Downtown L.A. Archer plans for the airport to serve as its operational hub for its planned L.A. air taxi network operations, including serving a key role in the LA28 Olympics Games. Archer also plans to utilize the airport as an innovation testbed for the next-generation AI-powered aviation technologies that it is developing and planning to deploy with its airline and technology partners. This includes AI-powered air traffic and ground operations management, in addition to other key technologies. Raised $650 Million of Additional Equity Capital Archer raised $650 million of additional equity capital, taking its total liquidity to over $2B and reinforcing Archer’s sector-leading balance sheet. Expanded Midnight’s Piloted Flight Envelope with Record Milestones Archer continued advancing Midnight’s flight test program, completing its longest piloted flight to date, a 55-mile flight lasting 31 minutes at speeds exceeding 126 mph, and its highest altitude flight, reaching 10,000 feet. Additionally, Midnight flew demonstration flights on both days of the California International Airshow allowing tens of thousands of spectators to experience how quiet the aircraft is in flight. This flight testing progress underscores Midnight’s continued path towards performance maturity. Images show Midnight wowing tens of thousands of spectators at the California International Airshow Acquired Lilium Patent Portfolio, Expanding Global IP Leadership Archer has now closed its acquisition of Lilium’s portfolio of approximately 300 advanced air mobility patent assets for €18M following a competitive bid process. This portfolio gives Archer access to key next-generation technology in ducted fans, high-voltage systems, flight controls, electric engines, and propellers. Following this acquisition Archer’s patent portfolio is now over 1,000 global assets and one of the strongest portfolios in the sector. UAE Commercial Deployment Underway; Expanding Global Footprint with Key APAC Carriers Archer commenced Midnight test and demonstration flights in Abu Dhabi this summer and has now begun to receive payments for its ongoing Launch Edition program activities in the UAE. The company continues to make progress through the UAE’s regulatory pathway toward in-country certification of Midnight to unlock commercial passenger-carrying flights. Archer also strengthened its global commercial pipeline with leading air carriers in both Korea and Japan. In Korea, Archer was selected as Korean Air’s exclusive air taxi partner** in the country. In Japan, Archer’s Midnight aircraft was chosen to participate in planned projects in both Osaka and Tokyo through Archer’s partnership** with Japan Airlines and Sumitomo’s joint venture, Soracle. _____________________________________________________________________________________________ *Acquisition price includes the acquisition of the master lease of the Hawthorne Airport, as well as certain subleases held by the seller parties with tenants at the airport. The acquisition price does not include Archer’s rights to purchase a controlling stake in the fixed base operator at the airport, develop additional hangar space at the airport, the potential performance-based earnout to certain seller parties or certain bank debt to be assumed as part of the acquisition. For more information, see “Management’s Discussion and Analysis - Recent Developments” in Archer’s Form 10-Q filed on November 6, 2025. The acquisition remains subject to the satisfaction of certain agreed-upon closing conditions.

**Agreements remain conditional, subject to the execution of further definitive agreements with each party and the satisfaction of certain conditions.

Third Quarter Financial Results  Q3 2025 (GAAP) Q3 20251 (Non-GAAP) Total Operating Expenses $ 174.8M $ 121.2M Net Loss $ (129.9M) NA Adjusted EBITDA NA $ (116.1M) Cash, Cash Equivalents & Short Term Investments $ 1,641.3M NA 1.A reconciliation of non-GAAP financial measures to the most comparable GAAP measures is provided below in the section titled “Reconciliation of Selected GAAP To Non-GAAP Results for Q3 2025.” Fourth Quarter 2025 Financial Estimates Archer’s financial estimates for fourth quarter of 2025 are as follows: ● Adjusted EBITDA to be a loss of $110 million to $140 million We have not reconciled our Adjusted EBITDA estimates because certain items that impact non-GAAP metrics are uncertain or out of our control and cannot be reasonably predicted. In particular, stock-based compensation expense and change in fair value of warrants is impacted by the future fair market value of our common stock and warrants along with other factors, all of which are difficult to predict, subject to frequent change, or not within our control. The actual amount of these expenses during 2025 will have a significant impact on our future GAAP financial results. Accordingly, a reconciliation of non-GAAP metrics is not available without unreasonable effort.

About Archer Archer is designing and developing the key enabling technologies and aircraft necessary to power the future of aviation. To learn more, visit www.archer.com. For Investors investors@archer.com For Media The Brand Amp Archer@TheBrandAmp.com Source: Archer Text: ArcherIR Forward-Looking Statements This press release contains forward-looking statements regarding Archer’s future business plans, expectations, and opportunities. These statements include those regarding its expected financial results for the fourth quarter of 2025, the design and target specifications of its aircraft, the pace of design, development, certification, testing, manufacturing and commercialization of its planned eVTOL aircraft, or its ability to do so at all; timeline, ramp-up and production volume of its manufacturing facilities; air taxi network buildout; closing of its acquisition of Hawthorne Airport, which is subject to conditions, including approval from the City of Hawthorne; risks associated with the expansion of its planned lines of business and development of new business opportunities, such as operating Hawthorne Airport and using it as a testbed for next-generation AI-powered aviation technologies; plans and anticipated benefits of acquisitions, strategic investments, and collaborations with third parties. In addition, this press release refers to agreements that remain conditional, subject to the future execution of definitive agreements and the satisfaction of certain conditions. Such agreements may not be completed or may contain different terms than those currently contemplated. These forward-looking statements are only predictions and may differ materially from actual results due to a variety of factors. The risks and uncertainties that could cause actual results to differ from the results predicted are more fully detailed in Archer’s filings with the Securities and Exchange Commission (“SEC”), including its most recent Annual Report on Form 10-K, Current Report on Form 8-K filed with the SEC on June 13, 2025, and its most recent Form 10-Q which is or will be available on its investor relations website at investors.archer.com and on the SEC website at www.sec.gov. In addition, please note that any forward-looking statements contained herein are based on assumptions that Archer believes to be reasonable as of the date of this press release. Archer undertakes no obligation to update these statements as a result of new information or future events. Reconciliation of Selected GAAP To Non-GAAP Results for Q3 2025

Reconciliation of Total Operating Expenses (in millions; unaudited): A reconciliation of total operating expenses to non-GAAP total operating expenses for the three months ended September 30, 2025 is set forth below. Three Months Ended September 30, 2025 Total operating expenses $ 174.8 Adjusted to exclude the following: Stellantis warrant expense (1) (0.8) Stock-based compensation (2) (52.8) Non-GAAP total operating expenses $  121.2 (1) Amounts include non-cash warrant costs, classified as research and development expenses, for the warrants issued to Stellantis N.V. and its subsidiaries (“Stellantis”) in connection with certain services they are providing to the Company. (2) Amounts include stock-based compensation for options, restricted stock units and shares issued to employees, non-employees and vendors. Reconciliation of Adjusted EBITDA (in millions; unaudited): A reconciliation of net loss to Adjusted EBITDA for the three months ended September 30, 2025 is set forth below. Three Months Ended September 30, 2025 Net loss $ (129.9) Adjusted to exclude the following: Other expense, net (1) (28.7) Interest income, net (16.3) Income tax expense  0.1 Depreciation and amortization expense  5.1 Stellantis warrant expense (2)  0.8 Stock-based compensation (3)  52.8 Adjusted EBITDA ` $ (116.1) (1) Amounts include changes in fair value of the public and private warrants, which are classified as warrant liabilities. (2) Amounts include non-cash warrant costs, classified as research and development expenses, for the warrants issued to Stellantis in connection with certain services they are providing to the Company. (3) Amounts include stock-based compensation for options, restricted stock units and shares issued to employees, non-employees and vendors.

Non-GAAP Financial Measures To supplement our condensed consolidated financial results prepared in accordance with GAAP, we use the following non-GAAP financial measures: Non-GAAP total operating expenses and Adjusted EBITDA. The presentation of these financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. In particular, these non-GAAP financial measures have no standardized meaning prescribed by GAAP and are not based on a comprehensive set of accounting rules or principles and many of the adjustments to the GAAP financial measures reflect the exclusion of items that are recurring and may be reflected in our financial results for the foreseeable future. In addition, these measures may be different from non-GAAP financial measures used by other companies, limiting their usefulness for comparison purposes. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from these non-GAAP financial measures. We believe that the use of non-GAAP financial measures help us evaluate our business and financial performance, identify trends impacting our business, formulate business plans and financial projections, and make strategic decisions. We believe that disclosing non-GAAP financial measures to the readers of our financial statements provides useful supplemental data that, while not a substitute for GAAP financial measures, can offer insight in the review of our operating and financial results and enables investors to more fully understand our performance and cash trends by removing the effects of certain non-cash expenses and non-recurring items. We excluded items in the following general categories from one or more of our non-GAAP financial measures, certain of which are described below: Stock-Based Compensation Expense: We exclude stock-based compensation, which is a non-cash expense, from these non-GAAP financial measures because we believe that excluding this item provides meaningful supplemental information on our operating results and enhances our ability and the ability of the investors to understand the impact of non-cash stock-based compensation on our operating results. Warrant Expense and Gains or Losses from Revaluation of Warrants: Expense from our common stock warrants issued to Stellantis, which is recurring (but non-cash) and gains or losses from change in fair value of public and private warrants from revaluation will be reflected in our financial results for the foreseeable future. We exclude warrant expense and gains or losses from change in fair value for similar reasons to our stock-based compensation expense. ###